Organization and Principal Activities (Tables)	12 Months Ended
Jun. 30, 2025
Organization and Principal Activities [Abstract]
Schedule of Consolidated Financial Statements

As of June 30, 2024 and 2025, amounts due from the Company and its subsidiaries represent the receivables that VIEs had with the Company and its consolidation subsidiaries, which would be eliminated upon consolidation. The following financial information of the VIE and VIE’s subsidiaries were included in the accompanying consolidated financial statements:

	As of June 30,
	2025	2024
Total assets	$4,110,737	4,511,386
Total liabilities	$12,183,945	11,709,424

	For the years ended June 30,
	2025	2024	2023
Total net revenue	$27,841,607	$20,215,245	$19,800,874
Net loss	$(765,653)	$(1,200,039)	$(1,080,016)

Net cash used in operating activities	$(372,969)	$(1,623,106)	$(1,496,547)
Net cash (used in) provided by investing activities	$(4,040)	$(1,280)	$35,264
Net cash provided by financing activities	$534,404	$1,242,456	$1,447,767